Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

volofin Capital Management (US) LLC

volofin LP (together with volofin Capital Management (US) LLC, the “Company”)

volofin Finance (Ireland) II Designated Activity Company

volofin Finance US II LLC

BNP Paribas Securities Corp.

(together, the “Specified Parties”)

Re: volofin Finance (Ireland) II Designated Activity Company and volofin Finance US II LLC, 2026-1 Series – Data File Procedures

We have performed the procedures described below on the specified attributes in the Data File (defined below), related to volofin Finance (Ireland) II Designated Activity Company and volofin Finance US II LLC, 2026-1 Series. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means:

–	Final Payment Due at Maturity (Owned By volofin) and Balloon Amount (Owned By volofin) were within $100,000.00;

–	LTV at Maturity Date (Owned By volofin) was within 1.50%; and,

–	Other dollar amounts, percentages, and dates were within $1.00, 1.00%, and 1 day, respectively.

•	The term “Cutoff Date” means April 30, 2026.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

•	The term “Initial Data File” means the two worksheets labeled “Facility Level Tape” and “Loan Level Tape” in an electronic data file entitled “06102026_vFIN_2026-1_Datatape_AUP.xlsx” provided by the Company on June 11, 2026, containing information on 24 aviation loan facilities, 67 aviation loans, and 175 aircraft assets as of the Cutoff Date.

•	The term “Data File” means the two worksheets labeled “Facility Level Tape” and “Loan Level Tape” in an electronic data file entitled “06182026_vFIN_2026-1_Datatape_AUP.xlsx” provided by the Company on June 18, 2026, containing information on 24 aviation loan facilities (the “Aviation Loan Facilities”), 67 aviation loans (the “Aviation Loans”), and 175 aircraft assets (the “Aircraft Assets”) as of the Cutoff Date, which we were informed are intended to be included as collateral in the offering of the 2026-1 Series Offered Notes by volofin Finance (Ireland) II Designated Activity Company and volofin Finance US II LLC.

•	The term “Sources” means the following information sources provided to us by the Company:

–	For each of the Sample Loans (defined below), some or all of the following documents:

▪	Financing Agreements (including Loan Agreement, Loan Certification, Facility Agreement, Financing Notice, Borrowing Request, Promissory Note, Credit Agreement, Notice of Borrowing, Utilization Request, Rate and Repayment Schedule, Repayment Letter, Proceeds Agreement, Proceeds Deed, Omnibus Agreement, and any amendment or supplement thereto),

▪	Trust Agreement (including Trust Agreement and Intercreditor Agreement, relating to the security agreement between the borrower and the security agent),

▪	Lease Agreements (including Lease Agreement, Lease Acceptance Certificate, Lease Common Terms Agreement, Novation Agreement, Lease Novation and Amendment Deed, and any amendment thereto),

▪	Security Agreement (including Borrower Security Agreement, Aircraft Security Agreement, and Notice of Security Assignment),

▪	Guarantee Agreement related to a third party’s guarantee of the borrower’s payment obligations (including Limited Guaranty, Guarantee Undertaking, Security Agreement or Sponsor Undertaking and Guarantee),

▪	Certification of Registration (related to the registration of the Asset with the aviation authority in the Lessee’s jurisdiction),

▪	Funding Sources and Uses Schedule (related to the sources and uses of funding related to the Loan),

▪	Historical Loan Balance Data (containing the actual loan balance of the Loan as of the Cutoff Date),

▪	Bill of Sale (related to the transfer of the Asset from the seller to the borrower),

▪	Lease Due Diligence Report (containing information on the Asset and Lessee),

▪	Legal Opinion (related to the lease of the Assets), and

▪	Release Agreement (related to the release of the relevant Asset by the security agent upon the borrower’s full repayment of the Loan).

–	An electronic data file entitled “VFIN2026_1_DT+LoanCF_AsOf_ Apr2026_Worksheet_06_16_26.xlsx” containing the projected half-life base values (“HLBV”) of each Sample Loan (the “HLBV Schedule”).

–	Electronic data files for the Sample Loans in each Sample Facility (defined below) containing the following:

▪	Worksheet labeled “Tranche_A” containing the loan-level projected amortization and balloon payments for each Sample Facility (the “Projected Facility Cash Flows”), and

▪	Worksheet labeled “Loan_Acct_A” containing the contractual payment schedule of each Sample Loan (the “Loan Payment Schedules”).

•	Worksheet labeled “Appraisals” containing revised projected half-life base values (“HLBV”) for Sample Loans #6, #7, and #19 (the “Revised HLBV Schedules”).

•	The term “List of Loans with Variable Payments” means the list of 15 Sample Loans (#1 through #3, #6, #7, #13, #14, #19, #20, #24 through #26, #28, #30, and #31), of which the Company informed us the borrower expected to make additional payments from maintenance reserves, asset disposition, and/or end-of-lease payment.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the table below.

•	The term “Provided Information” means the Cutoff Date, Initial Data File, Sources, List of Loans with Variable Payments, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected 32 Aviation Loans from the Initial Data File as follows using a random sampling tool:

(i)	26 Aviation Loans from the top ten (10) Aviation Loan Facilities, identified by the Company’s share of the Aggregate Facility Amount (the “Sample Facilities”), excluding facility AS320N, which the Company informed us had not been funded as of the Cutoff Date.

(ii)	6 Aviation Loans from the remaining Aviation Loan Facilities.

Each of the 32 selected Aviation Loans is referred to herein as the “Sample Loans.”

For each Sample Loan, we selected the largest Aircraft Asset, identified by the Company’s share of the Average HLBV. The 32 largest Aircraft Assets constitute the “Sample Assets.”

A listing of the Sample Facilities, Sample Loans, and Sample Assets are attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Sample Facilities, Sample Loans, and Sample Assets we were instructed to select from the Initial Data File.

B.	For each Sample Facility, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Term Loan or Revolver	Financing Agreement, Security Agreement

Number of Loans

Financing Agreement, Historical Loan Balance Data

Recompute as the difference between the number of Loans listed in the Financing Agreement and the number of Loans with a balance of $0 as of the Cutoff Date in the Historical Loan Balance Data, if any.

Number of Assets (Aircraft, Engines, Parts, etc.)

Security Agreement, Financing Agreement, Release Agreement

Recompute as difference between the number of Assets listed in the Security Agreement or Financing Agreement and the number of Assets being released per the Release Agreements, if any.

Loan Facility Agreement Date	Financing Agreement

We found such information to be in agreement without exception.

C.	For each Sample Loan, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Full Recourse or Limited-Recourse	Financing Agreement, Security Agreement, Trust Agreement, Guarantee Agreements

volofin % Owned in Loan

Financing Agreement

For Sample Loans #27 through #31, the Company informed us that 75% of them were securitized in a previous transaction. As such, we were instructed to recompute as the product of (i) volofin % Owned in Loan stated in the Financing Agreement and (ii) 25%.

Loan Funding Date	Financing Agreement, Bill of Sale, Historical Loan Balance Data

Loan Maturity Date	Security Agreement, Financing Agreement

Current Loan Balance (Owned By volofin)

Historical Loan Balance Data, Funding Sources and Uses Schedule

Recompute as the product of (i) volofin % Owned in Loan and (ii) the loan balance as of the Cutoff Date in the Historical Loan Balance Data, or Funding Sources and Uses Schedule.

Current LTV (Owned By volofin)	HLBV Schedule Recompute as (i) the Current Loan Balance (Owned By volofin) divided by (ii) the average HLBV as of the Cutoff Date in the HLBV Schedule.

Attribute	Sources / Instructions

Final Payment Due at Maturity (Owned By volofin)

Financing Agreement, List of Loans with Variable Payments, Loan Payment Schedules

Recompute as the product of (i) volofin % Owned in Loan and (ii) the final payment amount due at maturity in the Financing Agreement.

For Sample Loans in the List of Loans with Variable Payments and Sample Loan #5, for which the Company informed us that the payment schedule changed after the Financing Agreement was executed, recompute as the product of (i) volofin % Owned in Loan and (ii) the final payment amount due at maturity in the Loan Payment Schedules.

LTV at Maturity Date (Owned By volofin)

HLBV Schedule, Revised HLBV Schedules

Recompute as (i) the Final Payment Due at Maturity (Owned By volofin) divided by (ii) the average HLBV of the corresponding date in the HLBV Schedule.

For Sample Loans #6, #7, and #19, recompute as (i) the Final Payment Due at Maturity (Owned By volofin) divided by (ii) the average HLBV in the Revised HLBV Schedules of the corresponding date.

Balloon Amount (Owned By volofin)

Financing Agreement, Projected Facility Cash Flow

Recompute as the product of (i) the balloon payment amount in the Financing Agreement and (ii) the volofin % Owned in Loan.

For Sample Loans in the List of Loan with Variable Payments and Sample Loan #5, recompute as the product of (i) the balloon payment amount in the Projected Facility Cash Flow and (ii) the volofin % Owned in Loan.

Fixed or Floating	Financing Agreement, Security Agreement, Historical Loan Balance Data

Interest Rate

Financing Agreement, Funding Sources and Uses Schedule, Historical Loan Balance Data

For Sample Loan #30, recompute the Interest Rate based on the terms of the Financing Agreement, which the Company informed us that the applicable Index Rate was 4.21%.

Loan Payment Frequency	Financing Agreement, Security Agreement

Loan Currency	Financing Agreement, Security Agreement, Bill of Sale

We found such information to be in agreement without exception.

D.	For each Sample Asset, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Lessee Name	Financing Agreement, Lease Agreement Consider variations due to spelling, abbreviation, truncation, and punctuation to be acceptable.

Guarantor Name (guaranteeing borrower’s obligations), if any

Financing Agreement, Guarantee Agreement

For Sample Assets for which the Guarantor Name in the Data File is blank, we were instructed not to perform the comparison procedure.

Consider variations due to spelling, abbreviation, truncation, and punctuation to be acceptable.

Lessee Jurisdiction	Financing Agreement, Lease Agreement, Certificate of Registration, Trust Agreement

Category of Asset	Financing Agreement, Bill of Sale, Trust Agreement, Security Agreement, Lease Agreement, Legal Opinion, Lease Report

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Aircraft Assets collateralizing the Aviation Loan Facilities and Aviation Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Aviation Loan Facilities, Aviation Loans, and Aircraft Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Aviation Loan Facilities, Aviation Loans, and Aircraft Assets being securitized, (iii) the compliance of the originator of the Aviation Loan Facilities, Aviation Loans, and Aircraft Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Aviation Loan Facilities, Aviation Loans, and Aircraft Assets that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
July 9, 2026

Exhibit A

The Sample Facilities, Sample Loans, and Sample Assets

Sample Facility #	Facility Number*	Sample Loan #	Loan #*	Sample Asset #	Asset #*
1	20261F01	1	20261L01	1	20261A01
1	20261F01	2	20261L02	2	20261A02
1	20261F01	3	20261L03	3	20261A03
2	20261F02	4	20261L04	4	20261A04
2	20261F02	5	20261L05	5	20261A05
3	20261F03	6	20261L06	6	20261A06
4	20261F04	7	20261L07	7	20261A07
5	20261F05	8	20261L08	8	20261A08
5	20261F05	9	20261L09	9	20261A09
5	20261F05	10	20261L10	10	20261A10
5	20261F05	11	20261L11	11	20261A11
5	20261F05	12	20261L12	12	20261A12
6	20261F06	13	20261L13	13	20261A13
6	20261F06	14	20261L14	14	20261A14
7	20261F07	15	20261L15	15	20261A15
7	20261F07	16	20261L16	16	20261A16
7	20261F07	17	20261L17	17	20261A17
7	20261F07	18	20261L18	18	20261A18
8	20261F08	19	20261L19	19	20261A19
8	20261F08	20	20261L20	20	20261A20
9	20261F09	21	20261L21	21	20261A21
9	20261F09	22	20261L22	22	20261A22
9	20261F09	23	20261L23	23	20261A23
10	20261F010	24	20261L24	24	20261A24
10	20261F010	25	20261L25	25	20261A25

Note: The Company has assigned a unique ID for each Aviation Loan Facility, Aviation Loan, and Aircraft Asset. Facility Numbers, Loan Numbers, and Asset Numbers referred to in this Exhibit are not the Company’s IDs for the Aviation Loan Facilities, Aviation Loans, and Aircraft Assets.

A-1

Exhibit A (cont.)

The Sample Facilities, Sample Loans, and Sample Assets

Sample Facility #	Facility Number	Sample Loan #	Loan #	Sample Asset #	Asset #
10	20261F010	26	20261L26	26	20261A26
	N/A	27	20261L27	27	20261A27
	N/A	28	20261L28	28	20261A28
	N/A	29	20261L29	29	20261A29
	N/A	30	20261L30	30	20261A30
	N/A	31	20261L31	31	20261A31
	N/A	32	20261L32	32	20261A32

A-2